UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2007

(Commission File Number)	Exact names of registrants as specified in their charters, address of principal executive offices, telephone number and state of incorporation	(IRS Employer Identification No.)

1-15929	PROGRESS ENERGY, INC.	56-2155481
410 S. Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

1-3382	CAROLINA POWER & LIGHT COMPANY	56-0165465
d/b/a Progress Energy Carolinas, Inc.
410 S. Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

1-3274	FLORIDA POWER CORPORATION	59-0247770
d/b/a Progress Energy Florida, Inc.
100 Central Avenue
St. Petersburg, Florida 33701-3324
Telephone: (727) 820-5151
State of Incorporation: Florida

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is filed separately by three registrants: Progress Energy, Inc., Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. and Florida Power Corporation d/b/a Progress Energy Florida, Inc.  Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf, and is not, and shall not, be deemed to be filed or disclosed by any other registrant.

SECTION 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 11, 2007, the Organization and Compensation Committee (the “Committee”) of the Board of Directors of Progress Energy, Inc. ("Progress Energy") set the compensation of William D. Johnson, its Chairman, President and Chief Executive Officer, as follows:

(i)	a base salary of $950,000, retroactive to October 12, 2007, the date of Mr. Johnson’s promotion to Chairman, President and Chief Executive Officer;

(ii)	a target annual incentive award, pursuant to the Management Incentive Compensation Plan, equal to 85% of base salary; and

(iii)	target long-term incentive awards consisting of restricted stock units and performance share grants, pursuant to the 2007 Equity Incentive Plan, equal to 117% and 233% of base salary, respectively.

At its December 11, 2007 meeting, the Committee also took action in connection with the previously announced retirement of the Carolina Power & Light d/b/a Progress Energy Carolinas, Inc.’s (“PEC”) Senior Vice President and Chief Nuclear Officer, Clayton S. Hinnant. The Committee’s action accelerated the vesting of 18,067 shares of restricted stock and 4,178 restricted stock units to December 31, 2007, the date of Mr. Hinnant’s announced retirement. The affected grants of restricted stock and restricted stock units have been previously disclosed in the Company’s proxy statements and in the Company’s Form 8-K filed March 26, 2007. Upon Mr. Hinnant’s retirement, the Employment Agreement between him and the Company will expire in accordance with its terms.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.,
CAROLINA POWER & LIGHT COMPANY,
d/b/a PROGRESS ENERGY CAROLINAS, INC. and
FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.
Registrants
By:	/s/ Jeffrey M. Stone
Jeffrey M. Stone
Chief Accounting Officer

Date:  December 17, 2007